UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 1, 2016

USANA HEALTH SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Utah
(State or other jurisdiction of incorporation)

0-21116	87-0500306
(Commission File No.)	(IRS Employer Identification
Number)
3838 West Parkway Boulevard Salt Lake City, Utah 84120
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (801) 954-7100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b),(c),(e)

On December 7, 2016, USANA Health Sciences, Inc. (the “Company” or “USANA”) announced that Jim Brown has been appointed as President and Chief Operating Officer of the Company.

Mr. Brown,48, joined USANA in 2006 as Vice President of Operations.  In July 2011, he was appointed Vice President of Global Operations and served in that role until July 2012, when he was appointed Chief Production Officer.  He served in that role until November 2013 when he was appointed Chief Operating Officer.  Prior to joining USANA, Mr. Brown was employed at Sonoco as a plant manager where he was responsible for safety, quality, finance, production, and maintenance. Mr. Brown received a bachelor’s degree with a double major in computer science and math, as well as an M.B.A. degree from Francis Marion University in Florence, South Carolina.

As President and Chief Operating Officer, Mr. Brown will continue to receive an annual salary of $411,000, which will be reviewed going forward by the Compensation Committee.  Mr. Brown will also continue to be eligible to participate in the Company’s Executive Bonus Plan, and be eligible to receive equity grants under the Company’s 2015 Equity Incentive Award Plan.  He will also be eligible to participate in the Company’s 401K plan and to receive medical and other benefits coverage, both of which are generally available to the Company’s other employees. There is no arrangement or understanding between Mr. Brown and any other persons pursuant to which Mr. Brown was selected as President and Chief Operating Officer. There are no family relationships between Mr. Brown and any director or executive officer of the Company and there are no relationships between Mr. Brown and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

The Company also announced that, effective immediately, Douglas Braun will transition out of the role of Chief Marketing Officer and become a strategic adviser to the Chief Executive Officer.  The Company and Mr. Braun are negotiating transition documentation and the Company will file an amended Current Report on Form 8-K upon the finalization of this documentation.

The Company issued a press release on December 7, 2016 announcing these events. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1                Press release issued by USANA Health Sciences, Inc. dated December 7, 2016 (furnished herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USANA HEALTH SCIENCES, INC.

By: /s/ Paul A. Jones
Paul A. Jones, Chief Financial Officer

Date:	December 7, 2016

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